UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2022

WESTERN ASSET

ULTRA-SHORT INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital preservation while maintaining liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Ultra-Short Income Fund for the twelve-month reporting period ended May 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2022

II	Western Asset Ultra-Short Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to seek current income and capital preservation while maintaining liquidity. In seeking to achieve its investment objective, the Fund, under normal circumstances, invests its assets in debt obligations, other fixed income securities and related investments. The Fund may invest in all types of U.S. dollar denominated short-term debt instruments, including bank obligations, commercial paper and asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including U.S. government and privately issued MBS, collateralized mortgage obligations and mortgage-related derivative securities), U.S. government agency or instrumentality securities, corporate loans, corporate debt securities, structured instruments and repurchase agreements.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable quality by Western Asset), but may invest up to 10% of its assets in below investment grade bonds. Securities rated below investment grade are commonly known as “junk” or “high yield” bonds. The Fund may invest up to 25% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options and futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration), and for other purposes. The Fund may borrow money to buy additional securities or for other purposes.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended May 31, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, the fluctuating global economy, sharply rising inflation and interest rates, central bank monetary policy tightening, and the war in Ukraine.

Western Asset Ultra-Short Income Fund 2022 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) began raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the reporting period at 2.53%. The low of 0.13% occurred on June 2, 2021, and the high of 2.78% took place on May 3, 2022. Long-term U.S. Treasury yields also moved higher, as rising inflation triggered expectations that the Fed would begin tightening its monetary policy accommodation. The yield for the ten-year Treasury note began the reporting period at 1.58% and ended the reporting period at 2.85%. The low of 1.19% took place on August 3 and August 4, 2021, and the high of 3.12% occurred on May 6, 2022. All told, the Bloomberg U.S. Aggregate Indexi returned -8.22% for the twelve months ended May 31, 2022.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We maintained an overweight duration stance relative to the Fund’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Indexii, but gradually trimmed to a modest overweight during the latter months of the reporting period as we expected rates to remain volatile given an extremely hawkish Fed. We increased the Fund’s overweight exposure to spread sectors, in particular to investment-grade corporate bonds, structured products, collateralized loan obligations (“CLOs”), bank loans and, to a lesser extent, high-yield corporate bonds and emerging market securities, as spreads widened during the reporting period. In contrast, we reduced the Fund’s exposures to U.S. Treasuries, agency securities and, to a lesser extent, agency MBS.

During the reporting period, we used interest rate futures, options and interest rate swaps to manage the Fund’s duration and yield curve exposure. In aggregate, these instruments contributed to performance. Index credit default swaps (“CDX”) were used to manage the Fund’s exposure to credit index spread levels and had minimal impact on performance.

Performance review

For the twelve months ended May 31, 2022, Class A shares of Western Asset Ultra-Short Income Fund, excluding sales charges, returned -2.09%. The Fund’s unmanaged benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, returned 0.14% for the same period. The Lipper Short Investment Grade Debt Funds Category Averageiii returned -3.63% over the same time frame.

2	Western Asset Ultra-Short Income Fund 2022 Annual Report

Performance Snapshot as of May 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Ultra-Short Income Fund:
Class A	-1.75%	-2.09%
Class C	-2.11%	-2.93%
Class C1[1]	-1.11%[2]	-1.92%[2,3]
Class I	-1.63%	-1.84%
Class IS	-1.61%	-1.80%
ICE BofA 3-Month U.S. Treasury Bill Index	0.13%	0.14%
Lipper Short Investment Grade Debt Funds Category Average	-3.24%	-3.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2022 for Class A, Class C, Class C1, Class I and Class IS shares were 2.13%, 1.39%, 3.23%, 2.40% and 2.43%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class I and Class IS shares would have been 1.94%, 1.38%, 2.31% and 2.42%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.73%, 1.50%, 1.55%, 0.50% and 0.42%, respectively.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Performance includes a payment by an affiliate to reimburse for an error. Absent this payment, performance for the six months ended May 31, 2022 would have been -2.13% and performance for the twelve months ended May 31, 2022 would have been -2.94%.

[3]

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at May 31, 2022 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

Western Asset Ultra-Short Income Fund 2022 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.65% for Class A shares, 1.63% for Class C shares, 1.38% for Class C1 shares, 0.38% for Class I shares and 0.35% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class A, Class C1, Class I and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its tactical yield curve positioning as the curve flattened. The Fund’s exposures to high-yield corporate bonds and bank loans, in aggregate, were also beneficial.

Q. What were the leading detractors from performance?

A. The Fund’s overweight duration positioning was the largest detractor to performance as yields rose during the reporting period. Exposures to other spread sectors, including investment-grade corporate bonds, structured products and, to a lesser extent, emerging markets also detracted from performance as credit spreads widened during the reporting period.

Thank you for your investment in Western Asset Ultra-Short Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 15, 2022

4	Western Asset Ultra-Short Income Fund 2022 Annual Report

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk” bonds, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in securities of foreign issuers or issuers with significant exposure to foreign markets are subject to additional risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 43 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2022 were: corporate bonds & notes (53.6%), asset-backed securities (20.9%), collateralized mortgage obligations (16.0%), mortgage-backed securities (2.8%) and U.S. government & agency obligations (2.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 375 funds for the six-month period and among the 368 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Ultra-Short Income Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2022 and May 31, 2021 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Ultra-Short Income Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2021 and held for the six months ended May 31, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]		Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.75%		$1,000.00	$982.50	0.65%	$3.21	Class A	5.00%	$1,000.00	$1,021.69	0.65%	$3.288
Class C	-2.11		1,000.00	978.90	1.44	7.10	Class C	5.00	1,000.00	1,017.75	1.44	7.24
Class C1	-1.11	[4]	1,000.00	988.90	1.38	6.84	Class C1	5.00	1,000.00	1,018.05	1.38	6.94
Class I	-1.63		1,000.00	983.70	0.38	1.88	Class I	5.00	1,000.00	1,023.04	0.38	1.92
Class IS	-1.61		1,000.00	983.90	0.35	1.73	Class IS	5.00	1,000.00	1,023.19	0.35	1.77

Western Asset Ultra-Short Income Fund 2022 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

[4]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

8	Western Asset Ultra-Short Income Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 5/31/22	-2.09%	-2.93%	-1.92%[3,4]	-1.84%	-1.80%
Five Years Ended 5/31/22	1.31	0.86	0.86	1.59	1.65
Ten Years Ended 5/31/22	1.62	N/A	1.10	1.84	N/A
Inception* through 5/31/22	—	0.90	—	—	1.70

With sales charges[5]	Class A6	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 5/31/22	-2.09%	-3.89%	-1.92%[3,4]	-1.84%	-1.80%
Five Years Ended 5/31/22	1.31	0.86	0.86	1.59	1.65
Ten Years Ended 5/31/22	1.62	N/A	1.10	1.84	N/A
Inception* through 5/31/22	—	0.90	—	—	1.70

Cumulative total returns
Without sales charges[1]
Class A (5/31/12 through 5/31/22)	17.46%
Class C (Inception date of 8/1/12 through 5/31/22)	9.26
Class C1[2] (5/31/12 through 5/31/22)	11.61
Class I (5/31/12 through 5/31/22)	20.05
Class IS (Inception date of 1/31/14 through 5/31/22)	15.09

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

[4]

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at May 31, 2022 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

[5]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[6]

Prior to September 7, 2018 purchases of Class A shares were subject to a maximum front-end sales charge of 2.25%. Performance shown above does not reflect this sales charge. If the sales charge had been included, performance would have been lower.

*	Inception dates for Class A, C, C1[2], I and IS shares are April 18, 1997, August 1, 2012, June 22, 1992, October 17, 2002 and January 31, 2014, respectively.

Western Asset Ultra-Short Income Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C11 shares of Western Asset Ultra-Short Income Fund vs. ICE BofA 3-Month U.S. Treasury Bill Index and FTSE 6-Month U.S. Treasury Bill Index† — May 2012 - May 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C1 shares of Western Asset Ultra-Short Income Fund on May 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the ICE BofA 3-Month U.S. Treasury Bill Index and the FTSE 6-Month U.S. Treasury Bill Index (together, the “Indices”). The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The FTSE 6-Month U.S. Treasury Bill Index is an unmanaged market index generally representative of the average yield of 6-month U.S. Treasury bills. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

[1]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

10	Western Asset Ultra-Short Income Fund 2022 Annual Report

Schedule of investments

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 53.6%
Communication Services — 4.0%
Diversified Telecommunication Services — 1.3%
AT&T Inc., Senior Notes	0.900%	3/25/24	$1,510,000	$1,455,952
NTT Finance Corp., Senior Notes	0.583%	3/1/24	1,560,000	1,494,183	(a)
Verizon Communications Inc., Senior Notes	0.750%	3/22/24	780,000	754,896
Verizon Communications Inc., Senior Notes	1.450%	3/20/26	710,000	660,668
Verizon Communications Inc., Senior Notes	1.680%	10/30/30	568,000	471,779
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	2.511%	5/15/25	3,290,000	3,312,002	(b)
Total Diversified Telecommunication Services				8,149,480
Entertainment — 0.4%
Magallanes Inc., Senior Notes	3.638%	3/15/25	1,440,000	1,422,821	(a)
Magallanes Inc., Senior Notes	3.755%	3/15/27	1,190,000	1,156,434	(a)
Total Entertainment				2,579,255
Media — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	700,000	690,875	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes (3 mo. USD LIBOR + 1.650%)	2.936%	2/1/24	2,710,000	2,750,417	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,170,000	3,239,553
Comcast Corp., Senior Notes	3.950%	10/15/25	1,410,000	1,439,727
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	130,000	110,230	(a)
Fox Corp., Senior Notes	4.030%	1/25/24	1,250,000	1,268,804
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	590,000	612,762
Total Media				10,112,368
Wireless Telecommunication Services — 0.6%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	480,000	543,600
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	90,000	83,514
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	2,990,000	2,969,608
Total Wireless Telecommunication Services				3,596,722
Total Communication Services				24,437,825
Consumer Discretionary — 3.5%
Automobiles — 2.2%
American Honda Finance Corp., Senior Notes	0.650%	9/8/23	1,640,000	1,601,122
American Honda Finance Corp., Senior Notes	2.400%	6/27/24	1,400,000	1,381,704
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	1,800,000	1,725,480

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	11

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	$610,000	$607,903
General Motors Financial Co. Inc., Senior Notes	3.550%	7/8/22	140,000	140,244
General Motors Financial Co. Inc., Senior Notes	2.750%	6/20/25	910,000	876,954
General Motors Financial Co. Inc., Senior Notes	1.500%	6/10/26	1,600,000	1,434,829
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 1.310%)	2.306%	6/30/22	200,000	200,065	(b)
Hyundai Capital America, Senior Notes	1.250%	9/18/23	1,040,000	1,013,140	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	2.000%	3/9/26	1,100,000	981,912	(a)
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	950,000	944,328	(a)
Toyota Motor Corp., Senior Notes	0.681%	3/25/24	1,480,000	1,425,831
Toyota Motor Credit Corp., Senior Notes	2.700%	1/11/23	660,000	660,411
Toyota Motor Credit Corp., Senior Notes	0.450%	1/11/24	200,000	193,041
Total Automobiles				13,186,964
Hotels, Restaurants & Leisure — 0.8%
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	2,880,000	2,656,599
McDonald’s Corp., Senior Notes	3.350%	4/1/23	1,290,000	1,301,831
McDonald’s Corp., Senior Notes	3.700%	1/30/26	320,000	323,384
Sands China Ltd., Senior Notes	2.550%	3/8/27	330,000	259,540	(a)
Sands China Ltd., Senior Notes	3.100%	3/8/29	220,000	163,479	(a)
Total Hotels, Restaurants & Leisure				4,704,833
Household Durables — 0.0%††
DR Horton Inc., Senior Notes	2.500%	10/15/24	130,000	126,518
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	0.450%	5/12/24	1,700,000	1,631,043
eBay Inc., Senior Notes	1.400%	5/10/26	790,000	723,547
Total Internet & Direct Marketing Retail				2,354,590
Multiline Retail — 0.0%††
Dollar General Corp., Senior Notes	3.250%	4/15/23	25,000	25,098
Target Corp., Senior Notes	2.250%	4/15/25	90,000	88,159
Total Multiline Retail				113,257
Specialty Retail — 0.1%
Home Depot Inc., Senior Notes	2.700%	4/1/23	140,000	140,481
Home Depot Inc., Senior Notes	2.700%	4/15/25	330,000	328,910
Home Depot Inc., Senior Notes	2.875%	4/15/27	310,000	304,768
Total Specialty Retail				774,159
Total Consumer Discretionary				21,260,321

See Notes to Financial Statements.

12	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 1.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	1.751%	1/12/24	$1,655,000	$1,659,379	(b)
Food & Staples Retailing — 0.1%
Walmart Inc., Senior Notes	1.050%	9/17/26	770,000	707,634
Food Products — 0.1%
Nestle Holdings Inc., Senior Notes	3.350%	9/24/23	500,000	505,489	(a)
Household Products — 0.2%
GSK Consumer Healthcare Capital UK PLC, Senior Notes	3.125%	3/24/25	1,130,000	1,118,112	(a)
Tobacco — 1.0%
Altria Group Inc., Senior Notes	2.350%	5/6/25	1,010,000	970,180
Altria Group Inc., Senior Notes	2.625%	9/16/26	1,730,000	1,638,867
BAT International Finance PLC, Senior Notes	1.668%	3/25/26	850,000	768,367
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	500,000	500,812
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	1,440,000	1,422,444
Reynolds American Inc., Senior Notes	4.850%	9/15/23	660,000	674,972
Total Tobacco				5,975,642
Total Consumer Staples				9,966,256
Energy — 7.1%
Oil, Gas & Consumable Fuels — 7.1%
BP Capital Markets America Inc., Senior Notes	3.194%	4/6/25	630,000	629,194
Chevron Corp., Senior Notes	1.141%	5/11/23	490,000	484,372
Chevron USA Inc., Senior Notes	0.687%	8/12/25	170,000	157,933
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,770,000	2,807,672
Continental Resources Inc., Senior Notes	2.268%	11/15/26	130,000	119,442	(a)
Coterra Energy Inc., Senior Notes	4.375%	6/1/24	610,000	617,171	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	2,830,000	3,010,268
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	3,080,000	3,052,130
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	30,000	26,647	(b)(c)
Energy Transfer LP, Senior Notes	4.200%	9/15/23	800,000	809,989
Energy Transfer LP, Senior Notes	4.500%	4/15/24	730,000	740,468
Energy Transfer LP, Senior Notes	4.750%	1/15/26	1,340,000	1,362,754
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	730,000	733,000
Enterprise Products Operating LLC, Senior Notes	3.750%	2/15/25	650,000	652,472
Enterprise Products Operating LLC, Senior Notes	3.700%	2/15/26	3,110,000	3,118,739
EOG Resources Inc., Senior Notes	2.625%	3/15/23	660,000	659,874

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	13

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
EOG Resources Inc., Senior Notes	4.150%	1/15/26	$2,040,000	$2,089,573
EQT Corp., Senior Notes	3.125%	5/15/26	1,800,000	1,701,495	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	560,000	540,574
EQT Corp., Senior Notes	5.000%	1/15/29	40,000	39,778
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	970,000	966,461
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	190,000	189,892
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	1,690,000	1,714,651
Kinder Morgan Inc., Senior Notes (3 mo. USD LIBOR + 1.280%)	2.324%	1/15/23	1,095,000	1,097,022	(b)
Lukoil Capital DAC, Senior Notes	2.800%	4/26/27	1,720,000	963,200	(a)
MPLX LP, Senior Notes	3.375%	3/15/23	520,000	522,389
MPLX LP, Senior Notes	4.875%	6/1/25	50,000	50,982
MPLX LP, Senior Notes	1.750%	3/1/26	1,350,000	1,236,144
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	730,000	706,275
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	170,000	163,211
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	1,400,000	1,453,788
Pioneer Natural Resources Co., Senior Notes	0.550%	5/15/23	1,410,000	1,379,432
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	1,210,000	1,104,147
Qatar Energy, Senior Notes	1.375%	9/12/26	1,620,000	1,495,608	(a)
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.400%)	1.822%	11/13/23	1,030,000	1,033,753	(b)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	2,020,000	2,271,392
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	190,000	186,687
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,800,000	1,799,577
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	2.621%	1/13/23	650,000	644,209	(b)
Williams Cos. Inc., Senior Notes	4.500%	11/15/23	960,000	975,648
Total Energy				43,308,013
Financials — 24.4%
Banks — 16.4%
Banco Santander SA, Senior Notes	3.125%	2/23/23	400,000	400,507
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	2.131%	4/12/23	400,000	401,220	(b)
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	1,600,000	1,564,928	(b)
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	3,840,000	3,546,442	(b)

See Notes to Financial Statements.

14	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes (1.486% to 5/19/23 then SOFR + 1.460%)	1.486%	5/19/24	$4,050,000	$3,989,151	(b)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.790%)	1.373%	3/5/24	1,800,000	1,801,185	(b)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.960%)	2.144%	7/23/24	1,000,000	1,003,055	(b)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	1,820,000	1,819,844	(b)
Bank of America Corp., Senior Notes (3.841% to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	740,000	743,550	(b)
Bank of America Corp., Subordinated Notes (3 mo. USD LIBOR + 0.760%)	1.586%	9/15/26	200,000	194,932	(b)
Bank of Montreal, Senior Notes	0.625%	7/9/24	1,650,000	1,566,158
Bank of Montreal, Senior Notes	1.850%	5/1/25	650,000	620,271
Bank of Nova Scotia, Senior Notes	1.350%	6/24/26	780,000	708,343
Banque Federative du Credit Mutuel SA, Senior Notes (3 mo. USD LIBOR + 0.960%)	2.023%	7/20/23	1,000,000	1,005,418	(b)(d)
Barclays PLC, Senior Notes (3 mo. USD LIBOR + 1.380%)	2.791%	5/16/24	1,400,000	1,404,331	(b)
BNP Paribas SA, Senior Notes	3.500%	3/1/23	450,000	452,327	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	3,000,000	2,821,839	(a)(b)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	400,000	404,878	(a)(b)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	400,000	393,120	(b)(c)
Citigroup Inc., Senior Notes (0.776% to 10/30/23 then SOFR + 0.686%)	0.776%	10/30/24	2,570,000	2,471,952	(b)
Citigroup Inc., Senior Notes (0.981% to 5/1/24 then SOFR + 0.669%)	0.981%	5/1/25	2,780,000	2,642,595	(b)
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR + 1.667%)	1.678%	5/15/24	1,060,000	1,046,436	(b)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.950%)	2.134%	7/24/23	2,970,000	2,969,875	(b)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 1.430%)	3.010%	9/1/23	2,050,000	2,052,617	(b)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	1,570,000	1,533,834	(b)
Citigroup Inc., Senior Notes (3.290% to 3/17/25 then SOFR + 1.528%)	3.290%	3/17/26	1,250,000	1,227,289	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	15

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Rabobank UA, Senior Notes	2.625%	7/22/24	$320,000	$314,811	(a)
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	550,000	534,052	(a)(b)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	900,000	839,546	(a)(b)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	500,000	474,731	(a)
Danske Bank A/S, Senior Notes (3 mo. USD LIBOR + 1.060%)	1.863%	9/12/23	1,170,000	1,174,084	(a)(b)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	3,380,000	3,351,628	(a)(b)
DNB Bank ASA, Senior Notes (1.535% to 5/25/26 then 1 year Treasury Constant Maturity Rate + 0.720%)	1.535%	5/25/27	1,230,000	1,113,957	(a)(b)
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR + 0.708%)	0.976%	5/24/25	490,000	462,689	(b)
HSBC Holdings PLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	2.455%	5/18/24	1,750,000	1,751,042	(b)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	600,000	599,402	(a)
JPMorgan Chase & Co., Senior Notes (0.824% to 6/1/24 then SOFR + 0.540%)	0.824%	6/1/25	2,290,000	2,172,497	(b)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	2,740,000	2,607,418	(b)
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 0.850%)	1.839%	1/10/25	1,690,000	1,685,952	(b)
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 1.230%)	2.414%	10/24/23	3,610,000	3,619,002	(b)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	2,980,000	3,011,595	(b)
KeyBank NA, Senior Notes (0.423% to 1/3/23 then SOFR + 0.340%)	0.423%	1/3/24	1,720,000	1,694,582	(b)
Lloyds Banking Group PLC, Senior Notes	4.050%	8/16/23	1,560,000	1,579,012
Lloyds Banking Group PLC, Senior Notes (2.907% to 11/7/22 then 3 mo. USD LIBOR + 0.810%)	2.907%	11/7/23	400,000	399,638	(b)
Lloyds Banking Group PLC, Senior Notes (3.870% to 7/9/24 then 1 year Treasury Constant Maturity Rate + 3.500%)	3.870%	7/9/25	250,000	250,276	(b)
Mizuho Financial Group Inc., Senior Notes (0.849% to 9/8/23 then SOFR + 0.872%)	0.849%	9/8/24	400,000	387,078	(b)

See Notes to Financial Statements.

16	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Nordea Bank Abp, Senior Notes	0.625%	5/24/24	$2,680,000	$2,544,754	(a)
Royal Bank of Canada, Senior Notes	3.375%	4/14/25	1,230,000	1,228,870
Royal Bank of Canada, Senior Notes	1.150%	7/14/26	2,750,000	2,483,048
Santander UK Group Holdings PLC, Senior Notes (1.673% to 6/14/26 then SOFR + 0.989%)	1.673%	6/14/27	800,000	716,307	(b)
Sumitomo Mitsui Financial Group Inc., Senior Notes	0.508%	1/12/24	200,000	191,846
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.800%)	1.844%	10/16/23	1,200,000	1,205,075	(b)
Swedbank AB, Senior Notes	3.356%	4/4/25	1,960,000	1,953,076	(a)
Toronto-Dominion Bank, Senior Notes	1.200%	6/3/26	3,040,000	2,764,379
Truist Bank, Senior Notes	1.250%	3/9/23	2,210,000	2,190,140
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR + 1.600%)	1.654%	6/2/24	4,370,000	4,313,382	(b)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	4,850,000	4,616,450	(b)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.230%)	2.469%	10/31/23	4,110,000	4,121,493	(b)
Wells Fargo & Co., Senior Notes (3.908% to 4/25/25 then SOFR + 1.320%)	3.908%	4/25/26	2,770,000	2,771,070	(b)
Westpac Banking Corp., Senior Notes	1.150%	6/3/26	2,160,000	1,963,042
Total Banks				99,872,021
Capital Markets — 5.9%
Bank of New York Mellon Corp., Senior Notes	2.100%	10/24/24	1,010,000	991,114
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	450,000	429,749
Charles Schwab Corp., Senior Notes	0.750%	3/18/24	1,880,000	1,817,965
Charles Schwab Corp., Senior Notes	1.150%	5/13/26	1,360,000	1,246,225
Credit Suisse AG, Senior Notes	0.495%	2/2/24	570,000	544,276
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	2,390,000	2,215,180	(a)(b)
Credit Suisse Group AG, Senior Notes (3 mo. USD LIBOR + 1.200%)	2.003%	12/14/23	750,000	750,735	(a)(b)
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	270,000	271,253
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,310,000	1,331,944
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	150,000	149,925
Goldman Sachs Group Inc., Senior Notes (0.657% to 9/10/23 then SOFR + 0.505%)	0.657%	9/10/24	3,000,000	2,896,172	(b)
Goldman Sachs Group Inc., Senior Notes (0.855% to 2/12/25 then SOFR + 0.609%)	0.855%	2/12/26	4,530,000	4,185,243	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	17

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes (2.905% to 7/24/22 then 3 mo. USD LIBOR + 0.990%)	2.905%	7/24/23	$1,290,000	$1,290,240	(b)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.000%)	2.184%	7/24/23	2,830,000	2,826,277	(b)
Morgan Stanley, Senior Notes (0.529% to 1/25/23 then SOFR + 0.455%)	0.529%	1/25/24	2,360,000	2,320,553	(b)
Morgan Stanley, Senior Notes (0.985% to 12/10/25 then SOFR + 0.720%)	0.985%	12/10/26	8,320,000	7,497,633	(b)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 1.220%)	2.591%	5/8/24	450,000	452,038	(b)
Morgan Stanley, Senior Notes (3.620% to 4/17/24 then SOFR + 1.160%)	3.620%	4/17/25	2,080,000	2,083,075	(b)
Morgan Stanley, Subordinated Notes	4.875%	11/1/22	1,000,000	1,011,652
UBS AG, Senior Notes	1.250%	6/1/26	800,000	724,584	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	600,000	604,177	(a)
UBS Group AG, Senior Notes (1.494% to 8/10/26 then 1 year Treasury Constant Maturity Rate + 0.850%)	1.494%	8/10/27	650,000	580,276	(a)(b)
Total Capital Markets				36,220,286
Consumer Finance — 1.0%
AIG Global Funding, Secured Notes	0.800%	7/7/23	650,000	636,599	(a)
American Express Co., Senior Notes	2.650%	12/2/22	1,000,000	1,002,744
American Express Co., Senior Notes	3.400%	2/27/23	770,000	776,287
Caterpillar Financial Services Corp., Senior Notes	0.450%	9/14/23	140,000	136,241
Caterpillar Financial Services Corp., Senior Notes	0.450%	5/17/24	3,180,000	3,048,192
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.510%)	1.921%	5/15/23	500,000	501,721	(b)
Total Consumer Finance				6,101,784
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	500,000	503,819
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	1,120,000	1,002,647
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	750,000	740,059	(a)
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	500,000	476,123	(a)
USAA Capital Corp., Senior Notes	0.500%	5/1/24	750,000	718,650	(a)
Total Diversified Financial Services				3,441,298

See Notes to Financial Statements.

18	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 0.5%
Allstate Corp., Senior Notes	0.750%	12/15/25	$200,000	$182,126
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.630%)	1.613%	3/29/23	1,000,000	998,973	(b)
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/22	1,627	1,505	(a)(c)
GA Global Funding Trust, Secured Notes	1.625%	1/15/26	1,500,000	1,367,372	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	390,000	362,876	(a)
Total Insurance				2,912,852
Total Financials				148,548,241
Health Care — 4.6%
Biotechnology — 1.1%
AbbVie Inc., Senior Notes	2.300%	11/21/22	1,000,000	999,593
AbbVie Inc., Senior Notes	3.750%	11/14/23	1,030,000	1,045,369
AbbVie Inc., Senior Notes	2.600%	11/21/24	2,130,000	2,100,229
AbbVie Inc., Senior Notes	3.800%	3/15/25	300,000	303,521
AbbVie Inc., Senior Notes (3 mo. USD LIBOR + 0.650%)	2.155%	11/21/22	1,040,000	1,040,748	(b)
Gilead Sciences Inc., Senior Notes	0.750%	9/29/23	728,000	708,574
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	720,000	729,641
Total Biotechnology				6,927,675
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	186,000	186,655
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	1.613%	6/6/22	583,000	583,037	(b)
Total Health Care Equipment & Supplies				769,692
Health Care Providers & Services — 2.6%
Centene Corp., Senior Notes	4.250%	12/15/27	400,000	398,606
Centene Corp., Senior Notes	4.625%	12/15/29	110,000	108,568
Cigna Corp., Senior Notes	3.500%	6/15/24	1,180,000	1,186,812
Cigna Corp., Senior Notes (3 mo. USD LIBOR + 0.890%)	1.934%	7/15/23	2,585,000	2,596,139	(b)
CVS Health Corp., Senior Notes	2.625%	8/15/24	2,440,000	2,415,482
CVS Health Corp., Senior Notes	3.875%	7/20/25	820,000	828,925
CVS Health Corp., Senior Notes	3.000%	8/15/26	250,000	244,360
Humana Inc., Senior Notes	3.150%	12/1/22	1,000,000	1,004,347
Humana Inc., Senior Notes	4.500%	4/1/25	300,000	307,657
Humana Inc., Senior Notes	1.350%	2/3/27	2,040,000	1,817,693
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	1,000,000	1,001,809
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	640,000	648,724

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	19

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	0.550%	5/15/24	$1,670,000	$1,601,150
UnitedHealth Group Inc., Senior Notes	2.375%	8/15/24	300,000	296,681
UnitedHealth Group Inc., Senior Notes	3.700%	5/15/27	990,000	1,001,220
Total Health Care Providers & Services				15,458,173
Pharmaceuticals — 0.8%
Astrazeneca Finance LLC, Senior Notes	1.200%	5/28/26	1,670,000	1,534,830
Bristol-Myers Squibb Co., Senior Notes	0.750%	11/13/25	510,000	470,631
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	3,080,000	2,858,824
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	210,000	192,839
Total Pharmaceuticals				5,057,124
Total Health Care				28,212,664
Industrials — 4.6%
Aerospace & Defense — 2.0%
Boeing Co., Senior Notes	1.875%	6/15/23	720,000	710,450
Boeing Co., Senior Notes	1.433%	2/4/24	3,290,000	3,170,158
Boeing Co., Senior Notes	4.875%	5/1/25	850,000	860,825
Boeing Co., Senior Notes	2.750%	2/1/26	2,910,000	2,743,353
General Dynamics Corp., Senior Notes	3.250%	4/1/25	1,010,000	1,013,313
General Dynamics Corp., Senior Notes	1.150%	6/1/26	1,180,000	1,081,599
L3Harris Technologies Inc., Senior Notes	3.850%	6/15/23	1,390,000	1,401,614
Northrop Grumman Corp., Senior Notes	3.250%	8/1/23	770,000	775,068
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	160,000	158,758
Total Aerospace & Defense				11,915,138
Airlines — 0.8%
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	700,000	753,354
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	700,000	749,410	(a)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	40,000	39,778	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	414,000	434,317	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	2,670,000	2,580,722	(a)
Total Airlines				4,557,581
Commercial Services & Supplies — 0.0%††
Republic Services Inc., Senior Notes	2.500%	8/15/24	200,000	196,815
Electrical Equipment — 0.0%††
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	110,000	97,933	(a)

See Notes to Financial Statements.

20	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — 0.7%
3M Co., Senior Notes	2.250%	3/15/23	$1,360,000	$1,356,376
3M Co., Senior Notes	3.250%	2/14/24	510,000	514,873
3M Co., Senior Notes	2.000%	2/14/25	400,000	388,812
Honeywell International Inc., Senior Notes	1.100%	3/1/27	2,530,000	2,290,320
Total Industrial Conglomerates				4,550,381
Machinery — 0.5%
John Deere Capital Corp., Senior Notes	0.400%	10/10/23	140,000	136,037
John Deere Capital Corp., Senior Notes	0.450%	6/7/24	770,000	735,378
John Deere Capital Corp., Senior Notes	1.050%	6/17/26	1,140,000	1,043,754
John Deere Capital Corp., Senior Notes (3 mo. USD LIBOR + 0.550%)	1.133%	6/7/23	635,000	636,361	(b)
PACCAR Financial Corp., Senior Notes	1.100%	5/11/26	740,000	678,244
Total Machinery				3,229,774
Road & Rail — 0.2%
Canadian Pacific Railway Co., Senior Notes	1.750%	12/2/26	1,400,000	1,290,965
XPO Logistics Inc., Senior Notes	6.250%	5/1/25	22,000	22,721	(a)
Total Road & Rail				1,313,686
Trading Companies & Distributors — 0.4%
Air Lease Corp., Senior Notes	0.700%	2/15/24	250,000	237,327
Air Lease Corp., Senior Notes	1.875%	8/15/26	2,380,000	2,126,354
Total Trading Companies & Distributors				2,363,681
Total Industrials				28,224,989
Information Technology — 2.3%
Electronic Equipment, Instruments & Components — 0.2%
Vontier Corp., Senior Notes	1.800%	4/1/26	1,530,000	1,367,269
IT Services — 0.2%
PayPal Holdings Inc., Senior Notes	2.400%	10/1/24	490,000	483,766
Visa Inc., Senior Notes	3.150%	12/14/25	500,000	501,081
Total IT Services				984,847
Semiconductors & Semiconductor Equipment — 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.625%	1/15/24	300,000	301,561
Broadcom Inc., Senior Notes	3.150%	11/15/25	1,470,000	1,428,689
Intel Corp., Senior Notes	1.600%	8/12/28	1,600,000	1,433,301
Microchip Technology Inc., Senior Secured Notes	4.333%	6/1/23	230,000	232,749
Microchip Technology Inc., Senior Secured Notes	0.983%	9/1/24	1,650,000	1,552,597	(a)
NVIDIA Corp., Senior Notes	0.584%	6/14/24	1,160,000	1,112,820

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	21

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — continued
Texas Instruments Inc., Senior Notes	1.375%	3/12/25	$10,000	$9,555
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	1,090,000	1,009,326
Total Semiconductors & Semiconductor Equipment				7,080,598
Software — 0.3%
Oracle Corp., Senior Notes	3.400%	7/8/24	2,200,000	2,199,027
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc., Senior Notes	1.400%	8/5/28	2,560,000	2,282,157
Total Information Technology				13,913,898
Materials — 1.1%
Metals & Mining — 0.9%
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	1,650,000	1,667,094	(a)
Glencore Funding LLC, Senior Notes	1.625%	9/1/25	1,630,000	1,515,693	(a)
Glencore Funding LLC, Senior Notes	1.625%	4/27/26	1,320,000	1,197,651	(a)
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	1,000,000	1,076,920
Total Metals & Mining				5,457,358
Paper & Forest Products — 0.2%
Georgia-Pacific LLC, Senior Notes	0.950%	5/15/26	1,250,000	1,129,816	(a)
Total Materials				6,587,174
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	430,000	392,386	(a)
Utilities — 0.3%
Electric Utilities — 0.3%
Pacific Gas and Electric Co., First Mortgage Bonds	4.250%	8/1/23	600,000	603,647
Southern California Edison Co., First Mortgage Bonds	0.975%	8/1/24	1,050,000	1,000,205
Total Utilities				1,603,852
Total Corporate Bonds & Notes (Cost — $342,975,195)				326,455,619
Asset-Backed Securities — 20.9%
ABPCI Direct Lending Fund CLO X LP, 2020-10A A1A (3 mo. USD LIBOR + 1.950%)	3.013%	1/20/32	450,000	446,893	(a)(b)
ABPCI Direct Lending Fund IX LLC, 2020-9A A1R (3 mo. USD LIBOR + 1.400%)	2.625%	11/18/31	2,310,000	2,279,939	(a)(b)
AccessLex Institute, 2007-A A3 (3 mo. USD LIBOR + 0.300%)	1.824%	5/25/36	995,216	962,007	(b)
Aegis Asset Backed Securities Trust, 2005-5 M1 (1 mo. USD LIBOR + 0.645%)	1.651%	12/25/35	1,700,000	1,639,817	(b)

See Notes to Financial Statements.

22	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, 2005-4 M2 (1 mo. USD LIBOR + 0.705%)	1.711%	10/25/35	$560,000	$540,049	(b)
Allegro CLO II-S Ltd., 2014-1RA A1 (3 mo. USD LIBOR + 1.080%)	2.178%	10/21/28	1,322,750	1,316,516	(a)(b)
AMMC CLO 23 Ltd., 2020-23A A1R (3 mo. USD LIBOR + 1.040%)	2.084%	10/17/31	3,120,000	3,076,635	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	600,000	557,487	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	940,000	843,686	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A C	2.130%	8/20/27	940,000	835,350	(a)
Ballyrock CLO Ltd., 2019-2A A1BR (3 mo. USD LIBOR + 1.200%)	2.678%	11/20/30	540,000	527,938	(a)(b)
Bayview Financial Mortgage Pass-Through Trust, 2006-A M3 (1 mo. USD LIBOR + 0.975%)	2.037%	2/28/41	255,600	254,502	(b)
BCRED MML CLO LLC, 2021-1A A (3 mo. USD LIBOR + 1.480%)	1.810%	1/15/35	1,230,000	1,208,475	(a)(b)
Black Diamond CLO Ltd., 2017-1A A1AR (3 mo. USD LIBOR + 1.050%)	2.234%	4/24/29	666,261	662,411	(a)(b)
Blackrock DLF VIII-L CLO Trust, 2021-1A A (3 mo. USD LIBOR + 1.350%)	2.394%	4/17/32	125,203	124,730	(a)(b)
BlueMountain CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR + 1.000%)	2.063%	4/20/31	650,000	637,773	(a)(b)
BRSP Ltd., 2021-FL1 A (1 mo. USD LIBOR + 1.150%)	2.078%	8/19/38	1,250,000	1,211,056	(a)(b)
Capital One Multi-Asset Execution Trust, 2017-A5 A5 (1 mo. USD LIBOR + 0.580%)	1.455%	7/15/27	900,000	906,428	(b)
Carlyle US CLO Ltd., 2017-2A A1R (3 mo. USD LIBOR + 1.050%)	2.113%	7/20/31	1,590,000	1,567,423	(a)(b)
CCG Receivables Trust, 2021-2 A2	0.540%	3/14/29	1,054,875	1,027,375	(a)
Cedar Funding V CLO Ltd., 2016-5A AFRR	1.937%	7/17/31	2,570,000	2,499,979	(a)
Cerberus Loan Funding XXVII LP, 2019-2A A1 (3 mo. USD LIBOR + 1.800%)	2.844%	1/15/32	530,000	524,446	(a)(b)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	2.894%	10/15/31	429,000	427,645	(a)(b)
CIFC Funding Ltd., 2017-1A AR (3 mo. USD LIBOR + 1.010%)	2.108%	4/23/29	239,440	237,943	(a)(b)
CIFC Funding Ltd., 2021-4A A (3 mo. USD LIBOR + 1.050%)	2.094%	7/15/33	830,000	808,172	(a)(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	23

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
CMFT Net Lease Master Issuer LLC, 2021-1 A1	2.090%	7/20/51	$1,051,143	$926,227	(a)
Commonbond Student Loan Trust, 2021-AGS A	1.200%	3/25/52	540,294	505,238	(a)
Commonbond Student Loan Trust, 2021-BGS A	1.170%	9/25/51	1,239,928	1,131,735	(a)
CQS US CLO Ltd., 2021-1A A (3 mo. USD LIBOR + 1.220%)	2.283%	1/20/35	1,000,000	972,622	(a)(b)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	4.186%	8/9/24	955,000	933,916	(a)(b)
Cutwater Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.220%)	2.264%	1/15/29	352,045	349,404	(a)(b)
CWABS Revolving Home Equity Loan Trust, 2004-B 1A (1 mo. USD LIBOR + 0.220%)	1.095%	2/15/29	426,395	420,391	(b)
Dryden 75 CLO Ltd., 2019-75A AR2 (3 mo. USD LIBOR + 1.040%)	2.084%	4/15/34	250,000	242,123	(a)(b)
ECMC Group Student Loan Trust, 2016-1A A (1 mo. USD LIBOR + 1.350%)	2.018%	7/26/66	1,883,840	1,863,213	(a)(b)
Evergreen Credit Card Trust, 2021-1 A	0.900%	10/15/26	1,700,000	1,605,107	(a)
Ford Credit Auto Owner Trust, 2020-2 A	1.060%	4/15/33	1,000,000	921,343	(a)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	670,000	674,525
Ford Credit Floorplan Master Owner Trust, 2020-2 A	1.060%	9/15/27	850,000	779,848
Fortress Credit Bsl X Ltd., 2021-1A A (3 mo. USD LIBOR + 1.470%)	2.533%	4/20/33	2,480,000	2,439,821	(a)(b)
GM Financial Revolving Receivables Trust, 2021-1 A	1.170%	6/12/34	5,500,000	4,916,042	(a)
GoldenTree Loan Management US CLO 10 Ltd., 2021-10A A (3 mo. USD LIBOR + 1.100%)	2.163%	7/20/34	1,330,000	1,290,828	(a)(b)
Golub Capital Partners CLO 36M Ltd., 2018-36A B (3 mo. USD LIBOR + 1.650%)	3.013%	2/5/31	1,480,000	1,435,992	(a)(b)
Golub Capital Partners CLO 47M Ltd., 2020-47A A1 (3 mo. USD LIBOR + 1.680%)	3.043%	5/5/32	1,220,000	1,205,635	(a)(b)
Golub Capital Partners CLO 49M Ltd., 2020-49A AR (3 mo. USD LIBOR + 1.530%)	2.593%	8/26/33	690,000	677,925	(a)(b)
Golub Capital Partners CLO 54M LP, 2021-54A A (3 mo. USD LIBOR + 1.530%)	2.893%	8/5/33	1,040,000	1,006,443	(a)(b)
GoodLeap Sustainable Home Solutions Trust, 2021-5CS A	2.310%	10/20/48	910,350	808,485	(a)
Great Lakes Kcap F3c Senior LLC, 2017-1A A (3 mo. USD LIBOR + 1.900%)	2.828%	12/20/29	1,912,691	1,909,879	(a)(b)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.020%)	1.895%	7/15/39	1,280,000	1,218,136	(a)(b)

See Notes to Financial Statements.

24	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Greywolf CLO VI Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.630%)	2.844%	4/26/31	$1,017,000	$978,242	(a)(b)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	2.323%	1/20/30	500,000	495,641	(a)(b)
Grippen Park CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 2.300%)	3.363%	1/20/30	820,000	795,469	(a)(b)
Hertz Vehicle Financing III LP, 2021-2A A	1.680%	12/27/27	1,500,000	1,354,963	(a)
Hertz Vehicle Financing LLC, 2021-1A A	1.210%	12/26/25	400,000	378,214	(a)
HGI CRE CLO Ltd., 2021-FL2 A (1 mo. USD LIBOR + 1.000%)	1.875%	9/17/36	1,440,000	1,395,784	(a)(b)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	530,000	466,400	(a)
Home Equity Mortgage Loan Asset-Backed Trust, 2005-C M2 (1 mo. USD LIBOR + 0.750%)	1.756%	10/25/35	713,619	703,612	(b)
KREF Ltd., 2021-FL2 A (1 mo. USD LIBOR + 1.070%)	1.957%	2/15/39	1,300,000	1,262,826	(a)(b)
LCM Loan Income Fund I Income Note Issuer Ltd., 27A A1 (3 mo. USD LIBOR + 1.080%)	2.124%	7/16/31	920,000	909,306	(a)(b)
Long Beach Mortgage Loan Trust, 2004-5 A5 (1 mo. USD LIBOR + 0.560%)	1.566%	9/25/34	301,142	298,014	(b)
Madison Park Funding XXXV Ltd., 2019-35A A1R (3 mo. USD LIBOR + 0.990%)	2.053%	4/20/32	760,000	745,276	(a)(b)
Magnetite XIV-R Ltd., 2015-14RA A2 (3 mo. USD LIBOR + 1.120%)	2.183%	10/18/31	530,000	519,421	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004- WMC5 M1 (1 mo. USD LIBOR + 0.930%)	1.936%	7/25/35	446,454	435,147	(b)
Merrill Lynch Mortgage Investors Trust, 2006- HE1 M1 (1 mo. USD LIBOR + 0.585%)	1.591%	12/25/36	36,011	35,931	(b)
MF1 Ltd., 2021-FL7 A (1 mo. USD LIBOR + 1.080%)	2.016%	10/16/36	1,390,000	1,348,039	(a)(b)
Midocean Credit CLO VII, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	2.644%	7/15/29	500,000	487,465	(a)(b)
Midocean Credit CLO VIII, 2018-8A A1R (3 mo. USD LIBOR + 1.050%)	2.528%	2/20/31	1,670,000	1,643,279	(a)(b)
Midocean Credit CLO IX, 2018-9A B (3 mo. USD LIBOR + 1.750%)	2.813%	7/20/31	2,020,000	1,954,298	(a)(b)
Mill City Mortgage Trust, 2015-2 M3	3.618%	9/25/57	960,000	953,808	(a)(b)
MMAF Equipment Finance LLC, 2019-A A5	3.080%	11/12/41	900,000	891,215	(a)
Morgan Stanley Capital I Inc. Trust, 2006-NC2 A2D (1 mo. USD LIBOR + 0.580%)	1.586%	2/25/36	324,888	320,898	(b)
MVW LLC, 2020-1A A	1.740%	10/20/37	964,113	918,250	(a)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	25

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Navient Private Education Loan Trust, 2015-AA A2B (1 mo. USD LIBOR + 1.200%)	2.075%	12/15/28	$316,601	$316,074	(a)(b)
Navient Private Education Refi Loan Trust, 2019-A A2A	3.420%	1/15/43	71,969	71,703	(a)
Navient Private Education Refi Loan Trust, 2019-A A2B (1 mo. USD LIBOR + 0.900%)	1.775%	1/15/43	254,819	254,105	(a)(b)
Navient Private Education Refi Loan Trust, 2019-D A2B (1 mo. USD LIBOR + 1.050%)	1.925%	12/15/59	919,734	905,225	(a)(b)
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	1.606%	4/25/40	951,826	913,085	(b)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	2.306%	3/25/66	1,010,000	1,013,359	(a)(b)
Navient Student Loan Trust, 2021-1A A1B (1 mo. USD LIBOR + 0.600%)	1.606%	12/26/69	765,054	744,245	(a)(b)
Nelnet Student Loan Trust, 2021-A A2 (1 mo. USD LIBOR + 1.030%)	1.957%	4/20/62	1,550,000	1,504,481	(a)(b)
Nelnet Student Loan Trust, 2015-2A A2 (1 mo. USD LIBOR + 0.600%)	1.606%	9/25/47	460,092	447,299	(a)(b)
Nelnet Student Loan Trust, 2021-A APT1	1.360%	4/20/62	706,036	657,358	(a)
Nelnet Student Loan Trust, 2021-CA AFL (1 mo. USD LIBOR + 0.740%)	1.667%	4/20/62	1,584,259	1,550,208	(a)(b)
Neuberger Berman CLO XVII Ltd., 2014-17A BR2 (3 mo. USD LIBOR + 1.500%)	2.636%	4/22/29	750,000	727,472	(a)(b)
Neuberger Berman Loan Advisers CLO 40 Ltd., 2021-40A A (3 mo. USD LIBOR + 1.060%)	2.104%	4/16/33	800,000	785,547	(a)(b)
New Century Home Equity Loan Trust, 2004-2 M2 (1 mo. USD LIBOR + 0.930%)	1.936%	8/25/34	437,009	426,545	(b)
NextGear Floorplan Master Owner Trust, 2020-1A A2	1.550%	2/15/25	1,000,000	989,417	(a)
North Carolina State Education Assistance Authority, 2011-1 A3 (3 mo. USD LIBOR + 0.900%)	2.084%	10/25/41	383,581	383,599	(b)
NovaStar Mortgage Funding Trust, 2003-1 M1 (1 mo. USD LIBOR + 1.425%)	2.431%	5/25/33	147,439	143,250	(b)
NovaStar Mortgage Funding Trust, 2003-3 A1 (1 mo. USD LIBOR + 0.710%)	1.716%	12/25/33	1,128,013	1,094,741	(b)
Octagon Investment Partners 35 Ltd., 2018-1A A1A (3 mo. USD LIBOR + 1.060%)	2.123%	1/20/31	370,000	366,389	(a)(b)
Octagon Investment Partners 47 Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.160%)	2.223%	7/20/34	750,000	730,079	(a)(b)

See Notes to Financial Statements.

26	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Octagon Investment Partners XIV Ltd., 2012-1A AARR (3 mo. USD LIBOR + 0.950%)	1.994%	7/15/29	$680,000	$673,792	(a)(b)
Octagon Investment Partners XXI Ltd., 2014-1A AAR3 (3 mo. USD LIBOR + 1.000%)	2.411%	2/14/31	260,000	253,933	(a)(b)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. USD LIBOR + 1.040%)	2.545%	5/23/31	760,000	750,910	(a)(b)
Option One Mortgage Loan Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.780%)	1.786%	11/25/34	458,690	446,109	(b)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	260,469	228,575
Oscar US Funding XIII LLC, 2021-2A A4	1.270%	9/11/28	1,500,000	1,393,076	(a)
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	2.336%	4/30/27	77,169	77,294	(a)(b)
OZLM XXII Ltd., 2018-22A A1 (3 mo. USD LIBOR + 1.070%)	2.114%	1/17/31	249,683	245,510	(a)(b)
Parliament Funding II ltd, 2020-1A AR (3 mo. USD LIBOR + 1.250%)	2.313%	10/20/31	1,620,000	1,604,396	(a)(b)
Rad CLO 15 Ltd., 2021-15A A (3 mo. USD LIBOR + 1.090%)	1.337%	1/20/34	1,710,000	1,673,236	(a)(b)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	1.886%	8/25/33	201,877	191,342	(b)
RR 3 Ltd., 2018-3A A1R2 (3 mo. USD LIBOR + 1.090%)	2.134%	1/15/30	650,000	643,894	(a)(b)
Saranac CLO III Ltd., 2014-3A BR (3 mo. USD LIBOR + 1.850%)	2.784%	6/22/30	1,100,000	1,081,091	(a)(b)
SBA Small Business Investment Cos., 2017-10A 1	2.845%	3/10/27	48,915	47,316
Sierra Timeshare Receivables Funding LLC, 2018-2A A	3.500%	6/20/35	905,704	898,528	(a)
Silver Rock CLO I Ltd., 2020-1A A (3 mo. USD LIBOR + 1.650%)	2.713%	10/20/31	420,000	412,650	(a)(b)
SLM Private Credit Student Loan Trust, 2006-B A5 (3 mo. USD LIBOR + 0.270%)	1.096%	12/15/39	1,486,780	1,423,238	(b)
SLM Private Education Loan Trust, 2010-C A5 (1 mo. USD LIBOR + 4.750%)	5.625%	10/15/41	1,647,582	1,807,990	(a)(b)
SLM Student Loan Trust, 2003-10A A4 (3 mo. USD LIBOR + 0.670%)	1.496%	12/17/68	860,000	839,856	(a)(b)
SLM Student Loan Trust, 2005-4 A3 (3 mo. USD LIBOR + 0.120%)	1.304%	1/25/27	230,653	229,572	(b)
SLM Student Loan Trust, 2005-4 B (3 mo. USD LIBOR + 0.180%)	1.364%	7/25/55	172,435	156,776	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	27

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2005-5 A4 (3 mo. USD LIBOR + 0.140%)	1.324%	10/25/28	$350,953	$348,292	(b)
SLM Student Loan Trust, 2005-7 A4 (3 mo. USD LIBOR + 0.150%)	1.334%	10/25/29	236,093	233,978	(b)
SLM Student Loan Trust, 2006-2 A6 (3 mo. USD LIBOR + 0.170%)	1.354%	1/25/41	849,668	804,441	(b)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	1.334%	3/25/44	1,196,215	1,138,873	(b)
SLM Student Loan Trust, 2013-1 A3 (1 mo. USD LIBOR + 0.550%)	1.556%	5/26/55	884,864	857,044	(b)
SLM Student Loan Trust, 2013-6 A3 (1 mo. USD LIBOR + 0.650%)	1.656%	6/26/28	953,092	931,828	(b)
SMB Private Education Loan Trust, 2016-B A2B (1 mo. USD LIBOR + 1.450%)	2.325%	2/17/32	147,335	147,069	(a)(b)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	690,000	640,901	(a)
SMB Private Education Loan Trust, 2021-A APT2	1.070%	1/15/53	492,398	443,738	(a)
SMB Private Education Loan Trust, 2021-B A	1.310%	7/17/51	709,442	669,667	(a)
SMB Private Education Loan Trust, 2021-C A2 (1 mo. USD LIBOR + 0.800%)	1.675%	1/15/53	2,970,000	2,876,651	(a)(b)
SMB Private Education Loan Trust, 2021-C APT1	1.390%	1/15/53	424,015	388,952	(a)
SoFi Professional Loan Program Trust, 2020-C AFX	1.950%	2/15/46	651,630	629,820	(a)
SpringCastle America Funding LLC, 2020-AA A	1.970%	9/25/37	1,630,579	1,553,562	(a)
STWD Ltd., 2022-FL3 A (30 Day Average SOFR + 1.350%)	1.749%	11/15/38	1,170,000	1,148,717	(a)(b)
Sunrun Atlas Issuer LLC, 2019-2 A	3.610%	2/1/55	559,708	524,024	(a)
TCI-Flatiron CLO Ltd., 2016-1A AR3 (3 mo. Term SOFR + 1.100%)	1.946%	1/17/32	1,210,000	1,196,911	(a)(b)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	189,923	187,128	(a)(b)
Towd Point Mortgage Trust, 2017-6 M1	3.250%	10/25/57	960,000	905,829	(a)(b)
Towd Point Mortgage Trust, 2019-HY1 B1 (1 mo. USD LIBOR + 2.150%)	3.156%	10/25/48	1,460,000	1,435,882	(a)(b)
Towd Point Mortgage Trust, 2019-HY2 M2 (1 mo. USD LIBOR + 1.900%)	2.906%	5/25/58	1,260,000	1,245,164	(a)(b)
TRP LLC, 2021-1 A	2.070%	6/19/51	916,033	822,376	(a)
Voya CLO Ltd., 2016-3A A1R (3 mo. USD LIBOR + 1.190%)	2.234%	10/18/31	250,000	247,477	(a)(b)
Voya CLO Ltd., 2018-4A A1AR (3 mo. USD LIBOR + 1.040%)	2.084%	1/15/32	800,000	786,911	(a)(b)
VSE VOI Mortgage LLC, 2018-A A	3.560%	2/20/36	1,202,235	1,198,414	(a)

See Notes to Financial Statements.

28	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Wellfleet CLO Ltd., 2020-2A AR (3 mo. USD LIBOR + 1.220%)	2.264%	7/15/34	$1,810,000	$1,767,129	(a)(b)
Whitebox CLO I Ltd., 2019-1A ANAR (3 mo. USD LIBOR + 1.130%)	2.314%	7/24/32	1,040,000	1,022,256	(a)(b)
Whitebox CLO II Ltd., 2020-2A A1R (3 mo. USD LIBOR + 1.220%)	2.404%	10/24/34	1,221,000	1,191,159	(a)(b)
Whitehorse XII Ltd., 2018-12A A (3 mo. USD LIBOR + 1.250%)	2.294%	10/15/31	300,000	295,950	(a)(b)
Total Asset-Backed Securities (Cost — $132,001,545)				127,394,459
Collateralized Mortgage Obligations (e) — 16.0%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	1.725%	9/15/34	500,000	488,694	(a)(b)
Angel Oak Mortgage Trust, 2021-7 A3	2.337%	10/25/66	365,499	335,575	(a)(b)
AOA Mortgage Trust, 2021-1177 A (1 mo. USD LIBOR + 0.874%)	1.749%	10/15/38	1,890,000	1,818,386	(a)(b)
AREIT Trust, 2021-CRE5 A (1 mo. USD LIBOR + 1.080%)	1.955%	7/17/26	1,090,000	1,074,912	(a)(b)
AREIT Trust, 2022-CRE6 A (30 Day Average SOFR + 1.250%)	1.715%	11/17/24	1,560,000	1,531,053	(a)(b)
BDS, 2021-FL8 A (1 mo. USD LIBOR + 0.920%)	1.856%	1/18/36	1,104,636	1,078,401	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2003-AC5 A3 (1 mo. USD LIBOR + 1.100%)	2.106%	10/25/33	163,730	166,045	(b)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.047%	9/15/54	12,441,322	804,606	(a)(b)
Benchmark Mortgage Trust, 2021-B31 A5	2.669%	12/15/54	620,000	551,577
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	2.125%	7/15/35	910,000	886,591	(a)(b)
BRAVO Residential Funding Trust, 2021-NQM2 A1	0.970%	3/25/60	591,383	574,003	(a)(b)
BX Commercial Mortgage Trust, 2020-VIV4 A	2.843%	3/9/44	1,070,000	939,546	(a)
BX Commercial Mortgage Trust, 2021-ACNT A (1 mo. USD LIBOR + 0.850%)	1.725%	11/15/38	2,510,000	2,425,641	(a)(b)
BX Commercial Mortgage Trust, 2021-CIP A (1 mo. USD LIBOR + 0.921%)	1.796%	12/15/38	1,700,000	1,656,918	(a)(b)
BX Commercial Mortgage Trust, 2021-SOAR A (1 mo. USD LIBOR + 0.670%)	1.545%	6/15/38	1,100,000	1,057,017	(a)(b)
BX Commercial Mortgage Trust, 2021-VOLT A (1 mo. USD LIBOR + 0.700%)	1.575%	9/15/36	1,460,000	1,392,762	(a)(b)
BX Commercial Mortgage Trust, 2022-AHP A (1 mo. Term SOFR + 0.990%)	1.772%	1/17/39	1,570,000	1,527,831	(a)(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	29

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
BX Trust, 2021-BXMF A (1 mo. USD LIBOR + 0.636%)	1.511%	10/15/26	$1,930,000	$1,856,322	(a)(b)
BXMT Ltd., 2020-FL2 A (30 Day Average SOFR + 1.014%)	1.430%	2/15/38	940,000	931,799	(a)(b)
CAMB Commercial Mortgage Trust, 2019-LIFE A (1 mo. USD LIBOR + 1.070%)	1.945%	12/15/37	990,000	974,307	(a)(b)
Cascade MH Asset Trust, 2021-MH1 A1	1.753%	2/25/46	288,713	263,292	(a)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	1.306%	8/25/35	1,480	1,411	(a)(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-4A A2 (1 mo. USD LIBOR + 0.580%)	1.586%	10/25/35	6,064	5,852	(a)(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	1.206%	1/25/36	2,311	2,136	(a)(b)
CIM Trust, 2021-R6 A1	1.425%	7/25/61	1,156,842	1,070,326	(a)(b)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	330,000	321,192
COLT Trust, 2021-RPL1 A1	1.665%	9/25/61	1,441,508	1,355,916	(a)(b)
CSMC Trust, 2010-3R 2A3	4.031%	12/26/36	24,287	24,259	(a)(b)
CSMC Trust, 2014-11R 15A2	2.850%	1/27/36	483,353	474,669	(a)(b)
CSMC Trust, 2015-12R 2A1	0.957%	11/30/37	294,654	294,375	(a)(b)
CSMC Trust, 2019-AFC1 A1, Step bond (2.573% to 8/25/23 then 3.573%)	2.573%	7/25/49	128,947	125,336	(a)
CSMC Trust, 2019-AFC1 A2, Step bond (2.776% to 8/25/23 then 3.776%)	2.776%	7/25/49	283,526	276,040	(a)
CSMC Trust, 2019-AFC1 A3, Step bond (2.877% to 8/25/23 then 3.877%)	2.877%	7/25/49	283,526	275,125	(a)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,480,000	1,343,792	(a)
CSMC Trust, 2020-AFC1 A1	2.240%	2/25/50	527,391	510,880	(a)(b)
CSMC Trust, 2020-TMIC A (1 mo. USD LIBOR + 3.000%)	3.875%	12/15/35	310,000	307,697	(a)(b)
CSMC Trust, 2021-2R 1A1 (1 mo. USD LIBOR + 1.750%)	2.550%	7/25/47	288,238	292,511	(a)(b)
CSMC Trust, 2021-AFC1 A1	0.830%	3/25/56	486,302	466,574	(a)(b)
CSMC Trust, 2021-AFC1 A3	1.169%	3/25/56	486,302	466,504	(a)(b)
CSMC Trust, 2021-NQM3 A3	1.632%	4/25/66	624,823	574,935	(a)(b)
CSMC Trust, 2021-NQM5 A1	0.938%	5/25/66	1,020,077	897,585	(a)(b)
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	583,119	546,178	(a)(b)

See Notes to Financial Statements.

30	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
CSMC Trust, 2021-RPL3 A1	2.000%	1/25/60	$591,133	$563,267	(a)(b)
CSMC Trust, 2021-RPL4 A1	1.796%	12/27/60	792,864	755,022	(a)(b)
CSMC Trust, 2021-RPL6 A1	2.000%	10/25/60	996,201	927,152	(a)(b)
CSMC Trust, 2022-NQM1 A1	2.265%	11/25/66	1,867,453	1,680,660	(a)(b)
Deephaven Residential Mortgage Trust, 2020-2 A2	2.594%	5/25/65	320,000	319,842	(a)
Deephaven Residential Mortgage Trust, 2022-1 A1	2.205%	1/25/67	1,857,292	1,760,806	(a)(b)
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	747,412	684,749	(a)(b)
Ellington Financial Mortgage Trust, 2022-1 A1	2.206%	1/25/67	370,790	347,679	(a)(b)
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. USD LIBOR + 0.701%)	1.576%	11/15/38	2,720,000	2,603,868	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KS12 A (1 mo. USD LIBOR + 0.650%)	1.453%	8/25/29	1,200,000	1,201,356	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3877 FA, PAC-1 (1 mo. USD LIBOR + 0.350%)	1.225%	11/15/40	14,001	14,013	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4945 KF, PAC (1 mo. USD LIBOR + 0.450%)	1.456%	9/25/49	866,029	865,483	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	2.856%	2/25/50	647,490	643,910	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 M1 (30 Day Average SOFR + 0.900%)	1.484%	12/25/50	15,055	14,993	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 M2 (30 Day Average SOFR + 2.100%)	2.684%	10/25/33	850,000	819,007	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 M2 (30 Day Average SOFR + 1.500%)	2.084%	10/25/41	1,540,000	1,441,414	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 19 F	1.154%	6/1/28	1,261	1,257	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	31

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021- DNA2 M2 (30 Day Average SOFR + 2.300%)	2.884%	8/25/33	$370,000	$361,583	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2022- DNA2 M1A (30 Day Average SOFR + 1.300%)	1.884%	2/25/42	1,453,345	1,430,321	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2022- DNA2 M1B (30 Day Average SOFR + 2.400%)	2.984%	2/25/42	1,600,000	1,518,891	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	6.256%	10/25/23	125,579	129,281	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	5.406%	1/25/24	192,344	197,271	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C02 1M2 (1 mo. USD LIBOR + 2.600%)	3.606%	5/25/24	672,113	675,050	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	5.906%	11/25/24	68,519	70,307	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	6.006%	11/25/24	28,942	29,174	(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	3.206%	1/25/30	262,282	262,359	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M2C (1 mo. USD LIBOR + 2.150%)	3.156%	10/25/30	320,000	313,507	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1M2 (1 mo. USD LIBOR + 2.000%)	3.006%	3/25/31	366,893	361,269	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2022-R04 1M2 (30 Day Average SOFR + 3.100%)	3.684%	3/25/42	1,150,000	1,113,774	(a)(b)
Federal National Mortgage Association (FNMA) REMIC, 1997-20 F	0.973%	3/25/27	6,807	6,768	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.238%	11/25/40	96,538	96,151	(b)

See Notes to Financial Statements.

32	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	4.146%	3/25/42	$715,616	$745,206	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	3.363%	8/25/43	455,033	465,520	(b)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.225%	8/25/42	379,327	382,516	(b)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1 (1 mo. USD LIBOR + 0.400%)	1.406%	5/25/42	64,238	64,011	(b)
GCAT Trust, 2020-NQM1 A3	2.554%	1/25/60	1,334,153	1,334,810	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	0.938%	2/20/61	89,889	89,556	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	0.838%	3/20/63	295,346	293,492	(b)
Government National Mortgage Association (GNMA), 2016-H07 FK (1 mo. USD LIBOR + 1.000%)	1.438%	3/20/66	1,884,346	1,895,020	(b)
Government National Mortgage Association (GNMA), 2017-H15 FN (1 mo. USD LIBOR + 0.500%)	0.938%	7/20/67	599,522	597,290	(b)
Government National Mortgage Association (GNMA), 2021-H03 FA (30 Day Average SOFR + 0.380%)	0.879%	4/20/70	3,343,160	3,328,404	(b)
Government National Mortgage Association (GNMA), 2021-H16 FG (30 Day Average SOFR + 0.300%)	0.799%	9/20/71	3,769,083	3,735,269	(b)
GS Mortgage Securities Corp. II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	0.944%	3/20/23	84,676	84,696	(a)(b)
GS Mortgage Securities Corp. Trust, 2021-IP A (1 mo. USD LIBOR + 0.950%)	1.825%	10/15/36	1,110,000	1,075,257	(a)(b)
HarborView Mortgage Loan Trust, 2005-9 2A1B (1 mo. USD LIBOR + 0.740%)	1.667%	6/20/35	261,550	249,637	(b)
HarborView Mortgage Loan Trust, 2005-9 2A1C (1 mo. USD LIBOR + 0.900%)	1.827%	6/20/35	214,952	203,971	(b)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	1.526%	11/25/35	206,453	189,569	(b)
IMT Trust, 2017-APTS AFL (1 mo. USD LIBOR + 0.700%)	1.575%	6/15/34	352,056	348,711	(a)(b)
JPMorgan Mortgage Trust, 2019-LTV3 B2	4.427%	3/25/50	316,158	301,128	(a)(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	33

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	$47,419	$46,039	(a)(b)
Legacy Mortgage Asset Trust, 2020-RPL1 A1	3.000%	9/25/59	1,161,342	1,133,376	(a)(b)
Legacy Mortgage Asset Trust, 2021-GS2 A1, Step bond (1.750% to 4/25/24, 4.750% to 4/25/25 then 5.750%)	1.750%	4/25/61	715,279	678,919	(a)
Legacy Mortgage Asset Trust, 2021-GS5 A1	2.250%	7/25/67	1,527,136	1,443,303	(a)
Mill City Mortgage Loan Trust, 2019-1 A1	3.250%	10/25/69	715,127	703,361	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	492,779	491,217
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	1.725%	11/15/34	181,410	177,218	(a)(b)
MSC Trust, 2021-ILP A (1 mo. USD LIBOR + 0.778%)	1.653%	11/15/23	2,103,045	2,022,604	(a)(b)
New Residential Mortgage Loan Trust, 2015-1A A3	3.750%	5/28/52	168,567	165,457	(a)(b)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	111,184	108,861	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	348,443	344,468	(a)(b)
New Residential Mortgage Loan Trust, 2019-6A A1B	3.500%	9/25/59	836,266	815,444	(a)(b)
New Residential Mortgage Loan Trust, 2019- RPL3 A1	2.750%	7/25/59	810,408	788,995	(a)(b)
New Residential Mortgage Loan Trust, 2021- NQM3 A1	1.156%	11/27/56	1,027,535	965,833	(a)(b)
New York Mortgage Trust, 2005-2 A (1 mo. USD LIBOR + 0.660%)	1.336%	8/25/35	110,118	105,276	(b)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2003-A1 M	6.646%	5/25/33	306,265	193,115	(b)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2007-1 1A4	6.138%	3/25/47	262,767	255,736
OBX Trust, 2022-NQM1 A1	2.305%	11/25/61	1,410,088	1,338,699	(a)(b)
OBX Trust, 2021-NQM2 A1	1.101%	5/25/61	809,079	729,894	(a)(b)
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	816,178	735,111	(a)(b)
OBX Trust, 2021-NQM3 A1	1.054%	7/25/61	1,041,579	944,927	(a)(b)
Onslow Bay Mortgage Loan Trust, 2021-NQM4 A1	1.957%	10/25/61	987,316	912,240	(a)(b)
OPG Trust, 2021-PORT A (1 mo. USD LIBOR + 0.484%)	1.359%	10/15/36	1,480,000	1,404,759	(a)(b)
PFP Ltd., 2021-8 A (1 mo. USD LIBOR + 1.000%)	1.875%	8/9/37	1,440,000	1,394,195	(a)(b)

See Notes to Financial Statements.

34	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	3.773%	5/27/23	$185,988	$182,522	(a)(b)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	3.723%	10/27/22	175,841	174,955	(a)(b)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	267,584	239,733	(a)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	1,289,638	1,152,349	(a)(b)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	7,002	3,590
Ready Capital Mortgage Financing LLC, 2021- FL6 A (1 mo. USD LIBOR + 0.950%)	1.956%	7/25/36	1,290,000	1,254,697	(a)(b)
Residential Asset Securitization Trust, 2003-A11 A2, PAC (1 mo. USD LIBOR + 0.450%)	1.456%	11/25/33	41,129	40,986	(b)
SFO Commercial Mortgage Trust, 2021-555 A (1 mo. USD LIBOR + 1.150%)	2.025%	5/15/38	920,000	890,034	(a)(b)
SMRT, 2022-MINI A (1 mo. Term SOFR + 1.000%)	1.782%	1/15/39	1,560,000	1,508,343	(a)(b)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	1.606%	11/15/38	2,110,000	2,051,269	(a)(b)
Structured ARM Loan Trust, 2004-2 1A1	3.061%	3/25/34	86,834	84,140	(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.336%	6/25/35	395,497	363,309	(a)(b)
Tharaldson Hotel Portfolio Trust, 2018-THL A (1 mo. USD LIBOR + 1.050%)	1.895%	11/11/34	291,629	283,952	(a)(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	1.406%	6/25/35	286,394	251,501	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR6 2A1A (1 mo. USD LIBOR + 0.460%)	1.466%	4/25/45	833,600	811,310	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2A1A (1 mo. USD LIBOR + 0.580%)	1.586%	7/25/45	1,111,600	1,061,908	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	1.726%	7/25/45	356,273	340,497	(b)
Wells Fargo Commercial Mortgage Trust, 2015- NXS3 ASB	3.371%	9/15/57	114,032	113,459
Total Collateralized Mortgage Obligations (Cost — $101,466,731)				97,270,419
Mortgage-Backed Securities — 2.8%
FHLMC — 2.3%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	6/1/35	2,374,128	2,358,249

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	35

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.629%)	3.274%	1/1/49	$5,388,502	$5,351,015	(b)
Federal Home Loan Mortgage Corp. (FHLMC) (30 Day Average SOFR + 2.181%)	1.782%	8/1/51	6,412,705	6,035,190	(b)
Total FHLMC				13,744,454
FNMA — 0.5%
Federal National Mortgage Association (FNMA)	3.000%	4/1/38-2/1/40	2,151,413	2,130,297
Federal National Mortgage Association (FNMA)	4.500%	1/1/59	319,961	335,666
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	2.448%	9/1/37	274,087	285,469	(b)
Total FNMA				2,751,432
GNMA — 0.0%††
Government National Mortgage Association (GNMA) II	3.500%	9/20/48	29,289	29,314
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	170,649	158,954
Total GNMA				188,268
Total Mortgage-Backed Securities (Cost — $17,786,286)				16,684,154
U.S. Government & Agency Obligations — 2.5%
U.S. Government Obligations — 2.5%
U.S. Treasury Notes	0.125%	5/31/23	2,560,000	2,509,024
U.S. Treasury Notes	0.250%	7/31/25	1,955,000	1,807,077
U.S. Treasury Notes	0.375%	12/31/25	1,700,000	1,560,746
U.S. Treasury Notes	0.500%	2/28/26	5,770,000	5,298,483
U.S. Treasury Notes	0.375%	9/30/27	4,870,000	4,275,898
Total U.S. Government & Agency Obligations (Cost — $16,675,787)				15,451,228
Senior Loans — 2.3%
Communication Services — 0.6%
Diversified Telecommunication Services — 0.0%††
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	2.810%	3/1/27	41,559	40,000	(b)(f)(g)
Media — 0.6%
Applovin Corp., Initial Term Loan	—	8/15/25	548,583	539,325	(h)
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	2.810%	4/30/25	769,459	762,245	(b)(f)(g)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	2.810%	2/1/27	498,721	490,039	(b)(f)(g)

See Notes to Financial Statements.

36	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.500%)	3.300%	9/18/26	$835,000	$822,058	(b)(f)(g)
Numericable U.S. LLC, USD Term Loan B12 (3 mo. USD LIBOR + 3.688%)	4.732%	1/31/26	37,761	35,488	(b)(f)(g)
Univision Communications Inc., 2021 Replacement Term Loan (1 mo. USD LIBOR + 3.250%)	4.310%	3/15/26	574,279	559,244	(b)(f)(g)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	3.375%	1/31/28	590,000	576,480	(b)(f)(g)
Total Media				3,784,879
Total Communication Services				3,824,879
Consumer Discretionary — 0.7%
Auto Components — 0.1%
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	4.310%	4/30/26	550,000	529,936	(b)(f)(g)
Diversified Consumer Services — 0.2%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1	3.500%	9/23/26	867,632	848,110	(b)(f)(g)
Hotels, Restaurants & Leisure — 0.2%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	2.810%	11/19/26	79,212	76,481	(b)(f)(g)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	3.810%	12/23/24	765,725	752,949	(b)(f)(g)
Four Seasons Hotels Ltd., Restated Term Loan (1 mo. USD LIBOR + 2.000%)	3.060%	11/30/23	489,243	488,632	(b)(f)(g)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	2.724%	6/22/26	85,086	83,132	(b)(f)(g)
Total Hotels, Restaurants & Leisure				1,401,194
Specialty Retail — 0.2%
Great Outdoors Group LLC, Term Loan B2 (1 mo. USD LIBOR + 3.750%)	4.810%	3/6/28	495,006	471,555	(b)(f)(g)
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	3.810%	10/19/27	493,734	458,156	(b)(f)(g)
Rent-A-Center Inc., Term Loan B2 (1 mo. USD LIBOR + 3.250%)	4.313%	2/17/28	548,615	516,126	(b)(f)(g)
Total Specialty Retail				1,445,837
Total Consumer Discretionary				4,225,077

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	37

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. USD LIBOR + 2.000%)	3.143%	8/4/28	$548,621	$530,792	(b)(f)(g)
Financials — 0.4%
Diversified Financial Services — 0.3%
Hudson River Trading LLC, Term Loan (1 mo. Term SOFR + 3.114%)	4.149%	3/20/28	548,615	525,128	(b)(f)(g)
Setanta Aircraft Leasing DAC, Term Loan (3 mo. USD LIBOR + 2.000%)	3.006%	11/5/28	550,000	535,838	(b)(f)(g)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.000%)	3.882%	1/13/29	550,000	532,125	(b)(f)(g)
Total Diversified Financial Services				1,593,091
Insurance — 0.1%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	4.060%	11/3/24	48,489	46,939	(b)(f)(g)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	4.310%	7/31/27	548,614	520,909	(b)(f)(g)
Total Insurance				567,848
Total Financials				2,160,939
Health Care — 0.1%
Health Care Providers & Services — 0.0%††
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 mo. USD LIBOR + 2.000%)	3.060%	11/15/27	468,636	451,856	(b)(f)(g)
Pharmaceuticals — 0.1%
Jazz Financing Lux Sarl, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	4.560%	5/5/28	496,250	486,531	(b)(f)(g)
Total Health Care				938,387
Industrials — 0.3%
Commercial Services & Supplies — 0.1%
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	3.560%	10/1/26	494,420	483,397	(b)(f)(g)
Road & Rail — 0.2%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	3.006%	12/30/26	829,097	812,196	(b)(f)(g)
XPO Logistics Inc., Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	2.553%	2/24/25	500,000	491,875	(b)(f)(g)
Total Road & Rail				1,304,071
Total Industrials				1,787,468

See Notes to Financial Statements.

38	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 0.1%
Software — 0.1%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.060%	10/16/26	$494,949	$484,432	(b)(f)(g)
Materials — 0.0%††
Containers & Packaging — 0.0%††
Berry Global Inc., Term Loan Z (1 mo. USD LIBOR + 1.750%)	2.594%	7/1/26	23,743	23,303	(b)(f)(g)
Total Senior Loans (Cost — $14,350,274)				13,975,277
Sovereign Bonds — 0.5%
Qatar 8— 0.2%
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	1,200,000	1,204,003	(d)
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	0.750%	9/2/23	1,910,000	1,862,531	(a)
Total Sovereign Bonds (Cost — $3,190,898)				3,066,534
Total Investments before Short-Term Investments (Cost — $628,446,716)				600,297,690
Short-Term Investments — 2.0%
Banco Santander SA (Cost — $12,297,667)	1.060%	7/6/22	12,300,000	12,287,220	(i)(j)
Total Investments — 100.6% (Cost — $640,744,383)				612,584,910
Liabilities in Excess of Other Assets — (0.6)%				(3,949,527)
Total Net Assets — 100.0%				$608,635,383

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	39

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	All or a portion of this loan is unfunded as of May 31, 2022. The interest rate for fully unfunded term loans is to be determined.

(i)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(j)	Rate shown represents yield-to-maturity.

Abbreviation(s) used in this schedule:

ARM	— Adjustable Rate Mortgage

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options

Exchange-Traded Written Options

Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
90-Day Eurodollar Futures, Call	12/19/22	$ 97.00	129	$322,500	$(81,431)

See Notes to Financial Statements.

40	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

Schedule of Written Options (cont’d)

Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	6/24/22	$112.75	113	$113,000	$(75,039)
U.S. Treasury 5-Year Notes Futures, Call	6/24/22	113.00	39	39,000	(20,719)
U.S. Treasury 5-Year Notes Futures, Call	6/24/22	113.25	92	92,000	(38,094)
U.S. Treasury 5-Year Notes Futures, Call	6/24/22	113.50	146	146,000	(46,765)
U.S. Treasury 5-Year Notes Futures, Call	6/24/22	113.75	79	79,000	(19,133)
Total Exchange-Traded Written Options (Premiums received — $323,348)					$(281,181)

At May 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	287	12/22	$70,096,773	$69,529,337	$(567,436)
90-Day Eurodollar	206	12/23	50,545,670	49,924,100	(621,570)
U.S. Treasury 10-Year Notes	79	9/22	9,480,753	9,436,797	(43,956)
					(1,232,962)
Contracts to Sell:
90-Day Eurodollar	79	6/22	19,516,366	19,401,413	114,953
U.S. Treasury 2-Year Notes	500	9/22	105,321,213	105,550,781	(229,568)
U.S. Treasury 5-Year Notes	1,409	9/22	159,757,963	159,150,960	607,003
U.S. Treasury Long-Term Bonds	35	9/22	4,890,166	4,880,312	9,854
U.S. Treasury Ultra Long- Term Bonds	2	9/22	317,717	311,500	6,217
					508,459
Net unrealized depreciation on open futures contracts					$(724,503)

At May 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$ 10,580,000	11/18/23	3.970%*	CPURNSA*	$(39,005)	$431,573
47,152,000	6/4/24	3-Month LIBOR quarterly	0.820% semi-annually	—	(1,058,501)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	41

Schedule of investments (cont’d)

May 31, 2022

Western Asset Ultra-Short Income Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$18,886,000	10/14/24	Daily SOFR Compound annually	2.770% annually	$486	$(11,898)
	10,580,000	11/18/26	CPURNSA*	3.370%*	100,826	(439,649)
	12,020,000	11/20/26	1.520% annually	Daily SOFR Compound annually	(20,591)	384,043
	7,856,000	10/14/27	2.600% annually	Daily SOFR Compound annually	2,568	18,995
	11,446,000	8/15/28	1.130% annually	Daily SOFR Compound annually	70,145	886,467
	709,000	8/15/28	1.220% annually	Daily SOFR Compound annually	(1,042)	56,632
Total	$119,229,000				$113,387	$267,662

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.38 Index	$11,342,000	6/20/27	1.000% quarterly	$107,602	$121,432	$(13,830)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
*	One time payment made at termination date.

See Notes to Financial Statements.

42	Western Asset Ultra-Short Income Fund 2022 Annual Report

Western Asset Ultra-Short Income Fund

Abbreviation(s) used in this table:

CPURNSA	—	U.S. CPI Urban Consumers NSA Index

LIBOR	—	London Interbank Offered Rate

SOFR	—	Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	43

Statement of assets and liabilities

May 31, 2022

Assets:
Investments, at value (Cost — $640,744,383)	$612,584,910
Cash	502,876
Deposits with brokers for open futures contracts and exchange-traded options	3,125,062
Interest receivable	2,563,611
Receivable for Fund shares sold	1,400,374
Deposits with brokers for centrally cleared swap contracts	1,048,000
Receivable from broker — net variation margin on open futures contracts	509,732
Receivable from broker — net variation margin on centrally cleared swap contracts	17,799
Prepaid expenses	5,631
Total Assets	621,757,995

Liabilities:
Payable for Fund shares repurchased	11,667,394
Payable for securities purchased	856,012
Written options, at value (premiums received — $323,348)	281,181
Investment management fee payable	95,473
Service and/or distribution fees payable	64,319
Distributions payable	9,938
Trustees’ fees payable	1,376
Accrued expenses	146,919
Total Liabilities	13,122,612
Total Net Assets	$608,635,383

Net Assets:
Par value (Note 7)	$696
Paid-in capital in excess of par value	654,762,037
Total distributable earnings (loss)	(46,127,350)
Total Net Assets	$608,635,383

See Notes to Financial Statements.

44	Western Asset Ultra-Short Income Fund 2022 Annual Report

Net Assets:
Class A	$270,652,567
Class C	$2,831,108
Class C1	$79,781
Class I	$270,925,620
Class IS	$64,146,307

Shares Outstanding:
Class A	30,917,588
Class C	319,415
Class C1	9,164
Class I	31,068,578
Class IS	7,327,405

Net Asset Value:
Class A (and redemption price)	$8.75
Class C*	$8.86
Class C1 (and redemption price)	$8.71
Class I (and redemption price)	$8.72
Class IS (and redemption price)	$8.75

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	45

Statement of operations

For the Year Ended May 31, 2022

Investment Income:
Interest	$8,190,768
Dividends from affiliated investments	11,590
Less: Foreign taxes withheld	(12,886)
Total Investment Income	8,189,472

Expenses:
Investment management fee (Note 2)	2,171,600
Service and/or distribution fees (Notes 2 and 5)	1,022,343
Transfer agent fees (Note 5)	467,407
Registration fees	184,809
Fund accounting fees	78,116
Audit and tax fees	39,845
Legal fees	19,227
Shareholder reports	18,515
Trustees’ fees	13,499
Commitment fees (Note 9)	5,597
Insurance	3,376
Custody fees	1,564
Fees recaptured by investment manager (Note 2)	132
Miscellaneous expenses	9,627
Total Expenses	4,035,657
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(202,541)
Net Expenses	3,833,116
Net Investment Income	4,356,356

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(5,608,170)
Futures contracts	15,745,044
Written options	504,453
Swap contracts	96,293
Foreign currency transactions	8
Net Realized Gain	10,737,628
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(29,960,545)
Futures contracts	(695,218)
Written options	42,167
Swap contracts	146,227
Change in Net Unrealized Appreciation (Depreciation)	(30,467,369)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(19,729,741)
Decrease in Net Assets From Operations	$(15,373,385)

See Notes to Financial Statements.

46	Western Asset Ultra-Short Income Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2022	2021

Operations:
Net investment income	$4,356,356	$2,080,319
Net realized gain	10,737,628	486,250
Change in net unrealized appreciation (depreciation)	(30,467,369)	5,951,841
Increase (Decrease) in Net Assets From Operations	(15,373,385)	8,518,410

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(8,409,717)	(5,400,877)
Decrease in Net Assets From Distributions to Shareholders	(8,409,717)	(5,400,877)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	868,175,623	557,342,941
Reinvestment of distributions	8,218,666	5,302,401
Cost of shares repurchased	(769,584,413)	(247,614,042)
Increase in Net Assets From Fund Share Transactions	106,809,876	315,031,300
Increase in Net Assets	83,026,774	318,148,833

Net Assets:
Beginning of year	525,608,609	207,459,776
End of year	$608,635,383	$525,608,609

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	47

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.03	$8.89	$9.10	$9.08	$9.07

Income (loss) from operations:
Net investment income	0.04	0.05	0.19	0.23	0.19
Net realized and unrealized gain (loss)	(0.23)	0.23	(0.16)	0.04	0.01
Total income (loss) from operations	(0.19)	0.28	0.03	0.27	0.20

Less distributions from:
Net investment income	(0.09)	(0.14)	(0.24)	(0.25)	(0.19)
Total distributions	(0.09)	(0.14)	(0.24)	(0.25)	(0.19)

Net asset value, end of year	$8.75	$9.03	$8.89	$9.10	$9.08
Total return[2]	(2.09)%	3.21%	0.27%[3]	3.00%	2.26%

Net assets, end of year (000s)	$270,652	$270,865	$105,652	$73,672	$40,379

Ratios to average net assets:
Gross expenses	0.66%	0.72%	0.84%	0.95%	1.01%
Net expenses[4,5]	0.65	0.64	0.71	0.78	0.92
Net investment income	0.47	0.51	2.06	2.50	2.08

Portfolio turnover rate[6]	46%	39%	75%	32%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. During the period July 20, 2018 through February 12, 2020, the expense limitation was 0.88%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76%, 34% and 44% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

48	Western Asset Ultra-Short Income Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.15	$9.01	$9.06	$9.04	$9.04

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.02)	0.25[2]	0.15	0.11
Net realized and unrealized gain (loss)	(0.25)	0.24	(0.14)	0.05	0.02
Total income (loss) from operations	(0.27)	0.22	0.11	0.20	0.13

Less distributions from:
Net investment income	(0.02)	(0.08)	(0.16)	(0.18)	(0.13)
Total distributions	(0.02)	(0.08)	(0.16)	(0.18)	(0.13)

Net asset value, end of year	$8.86	$9.15	$9.01	$9.06	$9.04
Total return[3]	(2.93)%	2.39%	1.28%[2,4]	2.23%	1.41%

Net assets, end of year (000s)	$2,831	$1,653	$1,813	$2,592	$8,966

Ratios to average net assets:
Gross expenses	1.44%	1.49%	1.61%	1.69%	1.74%
Net expenses[5,6]	1.44	1.43	0.10 [2]	1.53	1.64
Net investment income (loss)	(0.27)	(0.20)	2.74 [2]	1.67	1.26

Portfolio turnover rate[7]	46%	39%	75%	32%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Ratios and total return for Class C for the year ended May 31, 2020 reflect prior period 12b-1 fee reimbursements. If these reimbursements were not included, net investment income per share would have been 0.19, total return would have been 0.38% and the net expense and net investment income ratios would have been 0.79% and 2.04%, respectively.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 1.17% for the year ended May 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.63%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to July 20, 2018, the expense limitation was 1.70%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been [i]ncluded, the portfolio turnover rate would have been 47%, 47%, 76%, 34% and 44% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	49

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1 Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.95	$8.81	$9.03	$9.01	$9.01

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.01)	0.15	0.18	0.14
Net realized and unrealized gain (loss)	(0.15)	0.23	(0.18)	0.04	0.01
Total income (loss) from operations	(0.18)	0.22	(0.03)	0.22	0.15

Less distributions from:
Net investment income	(0.06)	(0.08)	(0.19)	(0.20)	(0.15)
Total distributions	(0.06)	(0.08)	(0.19)	(0.20)	(0.15)

Net asset value, end of year	$8.71	$8.95	$8.81	$9.03	$9.01
Total return[2]	(2.04)%[3]	2.39%	(0.24)%[4]	2.48%	1.68%

Net assets, end of year (000s)	$80	$364	$858	$5,126	$24,252

Ratios to average net assets:
Gross expenses	1.38%	1.54%	1.47%	1.46%	1.48%
Net expenses[5,6]	1.38	1.37	1.35	1.29	1.38
Net investment income (loss)	(0.35)	(0.08)	1.66	1.95	1.60

Portfolio turnover rate[7]	46%	39%	75%	32%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been (2.94)% for the year ended May 31, 2022.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.35% for the year ended May 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76%, 34% and 44% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

50	Western Asset Ultra-Short Income Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.00	$8.86	$9.06	$9.04	$9.04

Income (loss) from operations:
Net investment income	0.07	0.07	0.21	0.25	0.22
Net realized and unrealized gain (loss)	(0.23)	0.24	(0.15)	0.04	0.00 [2]
Total income (loss) from operations	(0.16)	0.31	0.06	0.29	0.22

Less distributions from:
Net investment income	(0.12)	(0.17)	(0.26)	(0.27)	(0.22)
Total distributions	(0.12)	(0.17)	(0.26)	(0.27)	(0.22)

Net asset value, end of year	$8.72	$9.00	$8.86	$9.06	$9.04
Total return[3]	(1.84)%	3.50%	0.62%[4]	3.28%	2.48%

Net assets, end of year (000s)	$270,925	$233,303	$95,351	$139,000	$60,684

Ratios to average net assets:
Gross expenses	0.43%	0.49%	0.62%	0.70%	0.72%
Net expenses[5,6]	0.38	0.37	0.48	0.52	0.62
Net investment income	0.75	0.80	2.34	2.75	2.38

Portfolio turnover rate[7]	46%	39%	75%	32%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.53%. Prior to July 20, 2018, the expense limitation was 0.65%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76%, 34% and 44% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2022 Annual Report	51

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.03	$8.89	$9.09	$9.07	$9.04

Income (loss) from operations:
Net investment income	0.08	0.07	0.23	0.25	0.23
Net realized and unrealized gain (loss)	(0.24)	0.24	(0.17)	0.05	0.00 [2]
Total income (loss) from operations	(0.16)	0.31	0.06	0.30	0.23

Less distributions from:
Net investment income	(0.12)	(0.17)	(0.26)	(0.28)	(0.20)
Total distributions	(0.12)	(0.17)	(0.26)	(0.28)	(0.20)

Net asset value, end of year	$8.75	$9.03	$8.89	$9.09	$9.07
Total return[3]	(1.80)%	3.52%	0.69%[4]	3.35%	2.56%

Net assets, end of year (000s)	$64,146	$19,424	$3,786	$10,408	$12,310

Ratios to average net assets:
Gross expenses	0.36%	0.41%	0.54%	0.62%	0.65%
Net expenses[5,6]	0.35	0.34	0.41	0.45	0.55
Net investment income	0.85	0.78	2.52	2.78	2.53

Portfolio turnover rate[7]	46%	39%	75%	32%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.43%. Prior to July 20, 2018, the expense limitation was 0.65%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76%, 34% and 44% for the years ended May 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

52	Western Asset Ultra-Short Income Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Ultra-Short Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

Western Asset Ultra-Short Income Fund 2022 Annual Report	53

Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

54	Western Asset Ultra-Short Income Fund 2022 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$326,455,619	—	$326,455,619
Asset-Backed Securities	—	127,394,459	—	127,394,459
Collateralized Mortgage Obligations	—	97,270,419	—	97,270,419
Mortgage-Backed Securities	—	16,684,154	—	16,684,154
U.S. Government & Agency Obligations	—	15,451,228	—	15,451,228
Senior Loans	—	13,975,277	—	13,975,277
Sovereign Bonds	—	3,066,534	—	3,066,534
Total Long-Term Investments	—	600,297,690	—	600,297,690
Short-Term Investments†	—	12,287,220	—	12,287,220
Total Investments	—	$612,584,910	—	$612,584,910
Other Financial Instruments:
Futures Contracts††	$738,027	—	—	$738,027
Centrally Cleared Interest Rate Swaps††	—	$1,777,710	—	1,777,710
Total Other Financial Instruments	$738,027	$1,777,710	—	$2,515,737
Total	$738,027	$614,362,620	—	$615,100,647

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$281,181	—	—	$281,181
Futures Contracts††	1,462,530	—	—	1,462,530
Centrally Cleared Interest Rate Swaps††	—	$1,510,048	—	1,510,048
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	13,830	—	13,830
Total	$1,743,711	$1,523,878	—	$3,267,589

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Ultra-Short Income Fund 2022 Annual Report	55

Notes to financial statements (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be

56	Western Asset Ultra-Short Income Fund 2022 Annual Report

entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2022, the total notional value of all credit default swaps to sell protection was $11,342,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2022, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset Ultra-Short Income Fund 2022 Annual Report	57

Notes to financial statements (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

58	Western Asset Ultra-Short Income Fund 2022 Annual Report

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Ultra-Short Income Fund 2022 Annual Report	59

Notes to financial statements (cont’d)

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or

60	Western Asset Ultra-Short Income Fund 2022 Annual Report

a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$50,010	$(50,010)

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund in a prior year.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser.

Western Asset Ultra-Short Income Fund 2022 Annual Report	61

Notes to financial statements (cont’d)

LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class IS shares did not exceed 0.65%, 1.63%, 1.38%, 0.38% and 0.35%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2022, fees waived and/or expenses reimbursed amounted to $202,541, which included an affiliated money market fund waiver of $9,180.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class I	Class IS
Expires May 31, 2023	$106,612	$956	$779	$175,952	$5,322
Expires May 31, 2024	50,959	64	7	139,824	2,507
Total fee waivers/expense reimbursements subject to recapture	$157,571	$1,020	$786	$315,776	$7,829

62	Western Asset Ultra-Short Income Fund 2022 Annual Report

For the year ended May 31, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class C1
LMPFA recaptured	$132

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. Class A shares of the Fund are not subject to a CDSC, however, Class A shares acquired through an exchange of shares from another fund sold by the Distributor that were subject to a CDSC remain subject to the original shares’ CDSC while held in the Fund.

For the year ended May 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$(1,318)
CDSCs	6,900

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$416,832,403	$123,228,027
Sales	161,932,513	132,716,885

At May 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$645,312,816	$323,012	$(33,050,918)	$(32,727,906)
Written options	(323,348)	50,711	(8,544)	42,167
Futures contracts	—	738,027	(1,462,530)	(724,503)
Swap contracts	234,819	1,777,710	(1,523,878)	253,832

Western Asset Ultra-Short Income Fund 2022 Annual Report	63

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2022.

ASSET DERIVATIVES[1]
			Interest Rate Risk
Futures contracts[2]			$738,027
Centrally cleared swap contracts[3]			1,777,710
Total			$2,515,737

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$281,181	—	$281,181
Futures contracts[2]	1,462,530	—	1,462,530
Centrally cleared swap contracts[3]	1,510,048	$13,830	1,523,878
Total	$3,253,759	$13,830	$3,267,589

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Commodity Risk	Total
Purchased options[1]	$(5,395)	—	—	$(5,395)
Futures contracts	15,745,044	—	—	15,745,044
Written options	474,489	—	$29,964	504,453
Swap contracts	101,408	$(5,115)	—	96,293
Total	$16,315,546	$(5,115)	$29,964	$16,340,395

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

64	Western Asset Ultra-Short Income Fund 2022 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(695,218)	—	$(695,218)
Written options	42,167	—	42,167
Swap contracts	160,057	$(13,830)	146,227
Total	$(492,994)	$(13,830)	$(506,824)

During the year ended May 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$213
Written options	62,820
Futures contracts (to buy)	132,127,145
Futures contracts (to sell)	306,330,801

Average Notional Balance
Interest rate swap contracts	$122,377,769
Credit default swap contracts (buy protection)	671,538
Credit default swap contracts (sell protection)	4,161,231

†	At May 31, 2022, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,003,149	$245,749
Class C	17,747	1,580
Class C1	1,447	414
Class I	—	218,661
Class IS	—	1,003
Total	$1,022,343	$467,407

Western Asset Ultra-Short Income Fund 2022 Annual Report	65

Notes to financial statements (cont’d)

For the year ended May 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$ 55,998
Class C	87
Class C1	9
Class I	143,437
Class IS	3,010
Total	$202,541

6. Distributions to shareholders by class

	Year Ended May 31, 2022	Year Ended May 31, 2021
Net Investment Income:
Class A	$4,164,214	$2,306,131
Class C	5,140	14,763
Class C1	720	5,840
Class I	3,651,209	2,927,406
Class IS	588,434	146,737
Total	$8,409,717	$5,400,877

7. Shares of beneficial interest

At May 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	52,771,906	$474,127,429	26,941,614	$243,576,703
Shares issued on reinvestment	450,705	4,015,782	247,023	2,231,144
Shares repurchased	(52,284,981)	(465,079,523)	(9,086,803)	(82,085,212)
Net increase	937,630	$13,063,688	18,101,834	$163,722,635

Class C
Shares sold	191,271	$1,709,866	42,912	$392,326
Shares issued on reinvestment	548	4,889	1,542	14,107
Shares repurchased	(53,120)	(479,936)	(65,051)	(595,485)
Net increase (decrease)	138,699	$1,234,819	(20,597)	$(189,052)

66	Western Asset Ultra-Short Income Fund 2022 Annual Report

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount

Class C1
Shares sold	—	—	167	$1,495
Shares issued on reinvestment	76	$672	610	5,456
Shares repurchased	(31,553)	(279,816)	(57,433)	(514,339)
Net decrease	(31,477)	$(279,144)	(56,656)	$(507,388)

Class I
Shares sold	37,532,343	$334,312,026	32,694,332	$294,290,226
Shares issued on reinvestment	406,735	3,609,771	322,776	2,904,975
Shares repurchased	(32,794,280)	(291,381,984)	(17,857,057)	(160,782,920)
Net increase	5,144,798	$46,539,813	15,160,051	$136,412,281

Class IS
Shares sold	6,504,447	$58,026,302	2,110,944	$19,082,191
Shares issued on reinvestment	66,150	587,552	16,242	146,719
Shares repurchased	(1,393,320)	(12,363,154)	(402,792)	(3,636,086)
Net increase	5,177,277	$46,250,700	1,724,394	$15,592,824

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended May 31, 2022. The following transactions were effected in such company for the year ended May 31, 2022.

	Affiliate Value at May 31, 2021

		Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$130,863,719	$464,479,456	464,479,456	$595,343,175	595,343,175

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$11,590	—	—

Western Asset Ultra-Short Income Fund 2022 Annual Report	67

Notes to financial statements (cont’d)

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended May 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$8,409,717	$5,400,877

As of May 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$86,531
Deferred capital losses*	(13,734,652)
Other book/tax temporary differences(a)	677,181
Unrealized appreciation (depreciation)(b)	(33,156,410)
Total distributable earnings (loss) — net	$(46,127,350)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion of market discount on fixed income securities.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the

68	Western Asset Ultra-Short Income Fund 2022 Annual Report

ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

***

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in

Western Asset Ultra-Short Income Fund 2022 Annual Report	69

Notes to financial statements (cont’d)

countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At May 31, 2022, the Fund had 0.16% of its net assets invested in securities with significant economic risk or exposure to Russia.

70	Western Asset Ultra-Short Income Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Ultra-Short Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Ultra-Short Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Ultra-Short Income Fund 2022 Annual Report	71

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Management Agreement between the Trust and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset” or the “Subadviser”, and together with LMPFA, the “Advisers”) with respect to the Fund (collectively, the “Agreements”) at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

As part of their review, the Trustees examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadviser’s ability to provide high quality investment management services to the Fund. The Trustees considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Trustees also considered the investment philosophy and research and decision-making processes of the Subadviser; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadviser to attract and retain capable research and advisory personnel; the risks to the Advisers

72	Western Asset Ultra-Short Income Fund

associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and the Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Subadviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the one-, three-, five- and ten-year periods ended December 31, 2021. The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as retail and institutional short investment-grade debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 5- and 10-year periods ended December 31, 2021 was above the median and that the Fund’s performance for the 3-year period ended December 31, 2021 was below the median. The Board noted that the Fund’s performance exceeded the performance of its benchmark index for all relevant periods. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe.

The Trustees also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadviser. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does not pay any management fees directly to the Subadviser because LMPFA pays the Subadviser for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as

Western Asset Ultra-Short Income Fund	73

Board approval of management and subadvisory agreements (unaudited) (cont’d)

its actual total expense ratio to its peer group, consisting of a group of institutional short investment-grade funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and the Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2023.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee and Actual Management Fee was below the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

74	Western Asset Ultra-Short Income Fund

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Western Asset Ultra-Short Income Fund	75

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

76	Western Asset Ultra-Short Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Ultra-Short Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset Ultra-Short Income Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

78	Western Asset Ultra-Short Income Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Ultra-Short Income Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA7

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office1 and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	128
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

80	Western Asset Ultra-Short Income Fund

Additional Officers (cont’d)

Susan Kerr
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Ultra-Short Income Fund	81

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

82	Western Asset Ultra-Short Income Fund

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Ultra-Short Income Fund	83

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2022:

	Pursuant to:		Amount Reported
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$3,829,494
Section 163(j) Interest Earned	§	163(j)	$7,341,852
Interest Earned from Federal Obligations		Note (1)	$5,505

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

84	Western Asset Ultra-Short Income Fund

Western Asset

Ultra-Short Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset Ultra-Short Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Ultra-Short Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Ultra-Short Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD2224 7/22 SR22-4450

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2021 and May 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,845 in May 31, 2021 and $35,845 in May 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2021 and $0 in May 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2021 and $10,000 in May 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in May 31, 2021 and $0 in May 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2021 and May 31, 2022; Tax Fees were 100% and 100% for May 31, 2021 and May 31, 2022; and Other Fees were 100% and 100% for May 31, 2021 and May 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $773,011 in May 31, 2021 and $343,489 in May 31, 2022.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 25, 2022